UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) February 9, 2006

                  SHELTER PROPERTIES IV LIMITED PARTNERSHIP
            (Exact name of Registrant as specified in its charter)


            South Carolina            0-10884                 57-0721760
      (State or other jurisdiction  (Commission            (I.R.S. Employer
         of incorporation or        File Number)        Identification Number)
           organization)
                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Shelter Properties IV Limited Partnership, a South Carolina limited partnership (the "Registrant"), owns a 99.9% interest in Quail Run IV Limited Partnership, a South Carolina limited partnership (the "Partnership"). The Partnership owns Quail Run Apartments ("Quail Run"), a 332-unit apartment complex located in Columbia, South Carolina. As previously disclosed, on November 2, 2005, the Registrant and ten other partnerships (together with the Registrant, the "Selling Partnerships"), entered into a Purchase and Sale Contract (the "Purchase Agreement") with a third party, The Bethany Group, LLC, a California limited liability company (the "Purchaser"), to sell twelve apartment complexes and one parcel of land (together the "Properties" and individually a "Property") owned by the Selling Partnerships to the Purchaser for a total sales price of $161,250,000. Each of the Selling Partnerships is affiliated with AIMCO Properties, L.P., an affiliate of the corporate general partner of the Registrant.

As previously disclosed, on December 21, 2005, the Selling Partnerships terminated the Purchase Agreement.

On February 9, 2006, the Selling Partnerships and the Purchaser entered into the Second Amendment to Purchase and Sale Contract (the "Second Amendment"), a copy of which is filed herewith as an exhibit. The Second Amendment effectively reinstated the Purchase Agreement according to the terms and conditions as previously disclosed in the Registrant's Current Report on Form 8-K dated November 2, 2005 with the following modifications:

PURCHASE PRICE. The total purchase price is $148,005,113 (reduced from $161,250,000). The total purchase price was reduced as a result of the elimination of five Properties and the addition of one property to the Properties to be sold pursuant to the Purchase Agreement. Of the total purchase price, $14,438,776 represents the purchase price allocated to Quail Run, subject to certain prorations and adjustments at the closing.

CLOSING. The expected closing date of the transaction is March 15, 2006. Subject to certain notice requirements, the Selling Partnerships and the Purchaser each have the right to extend the closing to March 31, 2006 by delivering written notice to the other.

Item 9.01   Financial Statements and Exhibits

(d)   Exhibits

      10(iv)b Second Amendment to Purchase and Sale Contract between Quail Run IV Limited Partnership, a South Carolina limited partnership, and the affiliated Selling Partnerships and The Bethany Group, LLC, a California limited liability company, dated February 9, 2006.*

*Schedules and supplemental materials to the exhibit have been omitted but will be provided to the Securities and Exchange Commission upon request.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                SHELTER PROPERTIES IV LIMITED PARTNERSHIP
                                (a South Carolina Limited Partnership)


                                By: Shelter Realty IV Corporation
                                    Corporate General Partner


                                By: /s/Martha L. Long
                                    Martha L. Long
                                    Senior Vice President


                             Date: February 15, 2006

                                                                 Exhibit 10(iv)b


                SECOND AMENDMENT TO PURCHASE AND SALE CONTRACT

      THIS SECOND AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is made and entered into as of the 9th day of February, 2006 (the "Second Amendment Date"), by and among AIMCO DEERFIELD, L.P., a Delaware limited partnership, AIMCO DEERFIELD II, L.P., a Delaware limited partnership, AMBASSADOR VIII, L.P., a Delaware limited partnership, CONSOLIDATED CAPITAL PROPERTIES III, a California limited partnership, CENTURY PROPERTIES FUND XVII, a California limited partnership, NATIONAL PROPERTY INVESTORS 5, a California limited partnership, P.A.C. LAND II LIMITED PARTNERSHIP, an Ohio limited partnership, QUAIL RUN IV LIMITED PARTNERSHIP, a South Carolina limited partnership, SHELTER PROPERTIES III LIMITED PARTNERSHIP, a South Carolina limited partnership, SHELTER PROPERTIES V LIMITED PARTNERSHIP, a South Carolina limited partnership, TREESLOPE APARTMENTS, a Limited Partnership, a South Carolina limited partnership, and MEADOW WOOD ASSOCIATES, a Florida general partnership (individually a "Seller" and collectively "Sellers"), and THE BETHANY GROUP, LLC, a California limited liability company ("Purchaser").

                                    Recitals:

      WHEREAS, Sellers and Purchaser entered into a Purchase and Sale Contract dated as of November 2, 2005, as amended by the First Amendment to Purchase and Sale Contract (the "Contract"), for the real properties identified therein; and.

      WHEREAS, Sellers purported to terminate the Contract on or about December 21, 2005, and Purchaser disputes the effectiveness and validity of the termination.

      WHEREAS, Seller and Purchaser desire to amend the Contract (and, if necessary, reinstate it) on the terms set forth herein.

      NOW, THEREFORE, in consideration of the Contract, the covenants, promises, agreements, and conditions contained herein, and for other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   Agreement:

1. Reinstatement. If and to the extent necessary, the Contract is hereby reinstated, as amended herein, ratified and affirmed and is effective as of the Second Amendment Date as if the purported termination by Sellers had not occurred, with the parties agreeing that such reinstatement shall not be deemed an admission by Sellers that the Contract was not terminated or by Purchaser that the Contract was terminated. Rather, this amendment, and the purported reinstatement, if any, is for the purpose of settling the dispute among the parties about whether the Contract was terminated.

2. Deletion of Shelter III Limited Partnership, AIMCO Deerfield II, L.P., P.A.C. Land II Limited Partnership and Treeslope Apartments (as Sellers) and Five Properties. The Contract is amended to delete the following Properties from the
Contract: Deerfield (Parcel C), Essex Park, Sawgrass, Eagle's Nest and West Winds. The Contract is further amended to delete Shelter Properties III Limited Partnership, a South Carolina limited partnership ("Shelter III"), AIMCO Deerfield II, L.P., a Delaware limited partnership ("Deerfield II"), P.A.C. Land II Limited Partnership, an Ohio limited partnership ("PAC II"), and Treeslope Apartments, a Limited Partnership ("Treeslope"), a South Carolina limited partnership, as Sellers under the Contract and Purchaser hereby waives and releases Shelter III, Deerfield II, PAC II and Treeslope from any liability under the Contract. Except as provided in Section 11 of this Second Amendment with respect to Deerfield II and Deerfield (Parcel C), all references in the Contract to Deerfield (Parcel C), Essex Park, Sawgrass, West Winds, Eagle's Nest, Treeslope, PAC II and Shelter III are deleted, including, without limitation, those provisions requiring filings by, or approvals related to, West Winds or Eagle's Nest.

3. Purchase Price and Seller Information Schedule. Section 2.2 of the Contract, and the Seller Information Schedule attached to the Contract, are amended to provide that the Base Purchase Price for each Property is as stated on Schedule 1 attached hereto. The Seller Information Schedule and the Contract are hereby amended to the extent required to be consistent with the revised Base Purchase Prices reflected on Schedule 1. The revised Base Purchase Price adjustment reflects a full and complete settlement between the parties with respect to the issues and objections raised by Purchaser regarding the Properties. Purchaser represents and warrants to Sellers that the allocations of Base Purchase Prices to the Properties set forth on Schedule 1 have been set by Purchaser, and Sellers have not influenced such allocations among Properties.

4. Deposit. Section 2.2.2 of the Contract is amended so that the Additional Deposit equals "890,000.00". Within 1 Business Day after the Second Amendment Date Purchaser shall deposit the Additional Deposit with the Escrow Agent.

5. Feasibility Period. The Feasibility Period under the Contract shall be deemed to have expired for all purposes under the Contract on the Second Amendment Date. Purchaser hereby agrees that it has completed its review of the Properties and hereby waives its right to further object (pursuant to Sections 3.2 or 4.3 of the Contract or otherwise) to any matter concerning the Title Documents, the Surveys, the Property Contracts, the Leases, the Miscellaneous Property Assets, the physical condition of the Properties, or otherwise with respect to the Properties. Purchaser agrees that, to its actual current knowledge, Sellers have made all required deliveries required under the Contract and performed all of Sellers' required obligations under the Contract through the date hereof. Purchaser agrees that Purchaser's right to terminate the Contract is irrevocably waived, except for Purchaser's express rights under the Contract which are applicable to the time period following the expiration of the Feasibility Period, and (b) the Deposit (including the Additional Deposit to be delivered to Escrow Agent as required hereunder) is non-refundable except only as set forth in the Contract. Notwithstanding the foregoing, Purchaser acknowledges (Y) receiving from Sellers updated Rent Rolls and lists of Property Contracts, and that the same do not disclose any violations of any representations, warranties or covenants, and (Z) having a full and complete opportunity to visit and inspect the Properties and review all files and documents located at the Properties, or otherwise made available, prior to the execution of this Amendment and expressly and specifically re-affirms the provisions set forth in
Section 6.2 of the Contract, including, without limitation, the "AS IS", WHERE IS" and "WITH ALL FAULTS" nature of the acquisition of the Properties.

6. Assumed Encumbrances.

(a)  Purchaser and the Sellers of Braesview  and La Jolla  acknowledge  that the
Issuer has approved the assignment and assumption of the LURAs from the applicable Seller to Purchaser, subject, however, to negotiating and executing the LURA Assignment Form and paying off the applicable bonds referenced in the applicable LURAs. However, (i) the LURA Assignment Form has not been approved by the Issuers, and remains a condition to Closing for both Purchaser and Sellers pursuant to Sections 8.1.7 and 8.2.7, respectively, (ii) Purchaser and the Braesview and La Jolla Sellers retain their rights pursuant to Sections 5.3.12 and 5.2.6, respectively, and (iii) the Braesview and La Jolla Sellers retain their rights pursuant to Section 4.6.5 in respect to the same.

(b) Section 4.6.3 of the Contract is deleted in its entirety, and all references to it in the Contract are hereby deleted.

7. Closing Costs-Deerfield. Notwithstanding the provisions of Section 5.4.11(a), Seller, not Purchaser, shall pay the transfer taxes (including documentary stamp and surtaxes) solely with respect to Deerfield.

8. Closing Date. Section 5.1 of the Contract is amended and restated in its entirety as follows:

            The Closing shall occur on March 15, 2006 (the "Closing Date") through an escrow with Escrow Agent, whereby the Sellers, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means. Notwithstanding the foregoing to the contrary, any Seller shall have the option (without penalty), by delivering written notice to Purchaser, to extend the Closing Date to March 31, 2006 (and the exercise of such option shall extend the Closing Date for all Properties), in connection with any Loan Payoff or to satisfy any Seller condition to Closing. Provided that Purchaser is not in default under the terms of this Contract, Purchaser shall have the right to extend the Closing Date for all Properties (the "Extension Right") to March 31, 2006, by delivering written notice to Sellers no later than March 1, 2006.

9. Closing Deliveries and Closing Conditions.

(a) Sections 5.2.12, 5.3.10, 8.1.6, and 8.2.6 of the Contract are hereby deleted, and replaced with "[intentionally deleted]".

(b) The fourth to the last paragraph in Section 8.2 of the Contract is amended by deleting "8.2.5" and inserting "8.2.7".

(c)   The second to last paragraph in Section 8.2 of the Contract is deleted.

10. Brokers.

(a) Section 9.1 of the Contract is amended and restated in its entirety as follows:

            Indemnity. The Sellers of Cooper's Pond, Oakwood Village and Ventura Landing, severally and individually, represent and warrant to Purchaser that they have dealt only with Holliday Fenoglio Fowler, L.P., 950 East Paces Ferry Road, Suite 825, Atlanta, GA 30326, Attention Jason Nettles, and the Sellers of Deerfield and Ashton Ridge represent and warrant that they have dealt only with Walchle Lear Multifamily Advisors, 1506 Roberts Drive, Jacksonville Beach, Florida 32250, Attention Stephen D. Lear (together with Holiday Fengolio Fowler ("Sellers' Brokers"), in connection with this Contract. Purchaser and Sellers represent and warrant that SMG Investment Partners, Inc., a California corporation, 2960 Champion Way, #503, Tustin, California 92782 ("Transaction Broker"), is a Transaction Broker under this Contract and its relationship is governed by a separate agreement among Sellers, Purchaser and SMG Investment Partners, Inc.. Each Seller, severally and individually, and Purchaser each represents and warrants to the other that, other than with respect to a designated Sellers' Brokers and Transaction Broker, it has not dealt with or utilized the services of any other real estate broker, sales person or finder in connection with this Contract, and each party agrees to indemnify, hold harmless, and, if requested in the sole and absolute discretion of the indemnitee, defend (with counsel approved by the indemnitee) the other party from and against all Losses relating to brokerage commissions and finder's fees arising from or attributable to the acts or omissions of the indemnifying party. The provisions of this Section 9.1 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deeds to Purchaser.

(b) Section 9.2 of the Contract is amended and restated in its entirety as follows

            Seller Broker Commission. If the Closing occurs, the applicable Seller of each of Cooper's Pond, Oakwood Village, Ventura Landing, Ashton Ridge and Deerfield individually agrees to pay its applicable Sellers' Broker a commission according to the terms of a separate contract. No Broker shall be deemed a party or third party beneficiary of this Contract.

11. Obligation to Close on All Properties. Section 13.31 of the Contract is amended and restated in its entirety as follows:

(a) Except as expressly set forth in this Contract, Purchaser's obligation to purchase the Properties is not severable and Purchaser must purchase all of the Properties. Similarly, except as expressly stated this Contract, Sellers' obligations to sell the Properties are not severable and Sellers must sell all of the Properties to Purchaser.

(b) Notwithstanding the provisions of Section 13.31(a), Purchaser and Sellers acknowledge and agree that Deerfield II and Purchaser have entered into a sale by Deerfield II and a purchase by Purchaser of that certain real property located adjacent to the Deerfield Property, and commonly known as Parcel C (the "Ancillary Contract"). The parties agree that if the purchase and sale under the Ancillary Contract does not close for any reason whatsoever, then the Deerfield Seller shall not be obligated to sell Deerfield to Purchaser and Purchaser shall not be obligated to purchase Deerfield from its Seller. Without limiting the foregoing, (i) any default prior to Closing by either the Deerfield Seller or Purchaser under the terms of this Contract also shall be deemed a default by the Deerfield II Seller (if a default by Seller under this Contract) or Purchaser (if a default by Purchaser under this Contract), as applicable, under the similar provisions of the Ancillary Contract, (b) any default prior to Closing by the Deerfield II Seller or Purchaser under the terms of the Ancillary Contract shall also be deemed a default of the Deerfield Seller (if a default  by the  Deerfield  II Seller  under  the  Ancillary  Contract)  or
     Purchaser (if a default by Purchaser under the Ancillary Contract), as applicable, under the similar provisions of this Contract, (c) if Purchaser or the Deerfield Seller terminates this Contract for any reason with respect to Deerfield (including for casualty or condemnation), then Purchaser (if a Purchaser termination under this Contract) or the Deerfield II Seller (if a Seller termination under this Contract), as applicable, shall have been deemed to have terminated the Ancillary Contract, (d) if Purchaser or the Deerfield II Seller terminates the Ancillary Contract for any reason (including for casualty or condemnation), then Purchaser (if a Purchaser termination under the Ancillary Contract) or Seller (if a
     Deerfield II Seller termination under the Ancillary Contract), as applicable, shall have been deemed to terminate this Contract with respect to Deerfield. If Purchaser or Seller extends the Closing under this Contract, then the Closing automatically shall be extended under the Ancillary Contract. Likewise, if Purchaser or the Deerfield II Seller extends the Closing under the Ancillary Contract, then the Closing automatically shall be extended under this Contract for the Deerfield Property.

12. Ratification of Contract. All terms and provisions of the Contract not specifically modified or amended by this Amendment shall remain in full force and effect, and the Contract, as expressly modified herein, is hereby ratified, confirmed and approved in all respects by the parties hereto.

13.  Miscellaneous.  The following  provisions  shall apply with respect to this
Amendment:

(a) Capitalized terms used, but not otherwise defined, herein shall have the same meaning as ascribed to such terms in the Contract.

(b) In the event of any conflict between the Contract and this Amendment, the terms and conditions of this Amendment shall control.

(c) This Amendment may be executed in counterparts, each of which (or any combination of which) when signed by all of the parties shall be deemed an original, but all of which when taken together shall constitute one agreement. Executed copies hereof may be delivered by telecopier and upon receipt shall be deemed originals and binding upon the parties hereto, and actual originals shall be promptly delivered thereafter.





                   [Signatures appear on following pages.]

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of Second Amendment Date.

                                    SELLERS:

                                    Ashton Ridge:
                                    MEADOW WOOD ASSOCIATES,
                                    a Florida general partnership

                                    By:   Winthrop Growth Investors I Limited
                                          Partnership, a Massachusetts
                                          limited partnership, its managing
                                          general partner

                                          By:   AIMCO/Winthrop Growth
                                                Investors 1 GP, LLC, a
                                                Delaware limited liability
                                                company, its sole general
                                                partner

                                                By:   AIMCO Properties, L.P.,
                                                      a Delaware limited
                                                      partnership, its sole
                                                      member

                                                      By:   AIMCO-GP, Inc., a
                                                            Delaware
                                                            corporation, its
                                                            general partner


                                          By: /s/Harry Alcock
                                          Name: Harry Alcock
                                          Title: Executive Vice President


                                    Braesview and La Jolla:
                             AMBASSADOR VIII, L.P.,
                         a Delaware limited partnership

                                    By:   Ambassador VIII, Inc.,
                                          a Delaware corporation
                                          Its General Partner


                                          By: /s/Harry Alcock
                                          Name: Harry Alcock
                                          Title: Executive Vice President

                                    Cooper's Pond:
                                    CENTURY PROPERTIES FUND XVII, a
                                    California limited partnership

                                    By:   FOX PARTNERS, a California general
                                          partnership,
                                          Its General Partner

                                          By:   FOX CAPITAL MANAGEMENT
                                                CORPORATION,
                                                a California corporation
                                                Its Managing General Partner

                                          By: /s/Harry Alcock
                                          Name: Harry Alcock
                                          Title: Executive Vice President


                                   Deerfield:
                                    (Parcels A and B)
                                    AIMCO DEERFIELD, L.P.,
                                    a Delaware limited partnership

                                    By:   AIMCO HOLDINGS, L.P.,
                                          a Delaware limited partnership,
                                          Its General Partner

                                          By:   AIMCO HOLDINGS QRS, INC.
                                                a Delaware corporation
                                                Its General Partner

                                          By: /s/Harry Alcock
                                          Name: Harry Alcock
                                          Title: Executive Vice President

                                    Oakwood Village:
                                    NATIONAL PROPERTY INVESTORS 5,
                                    a California limited partnership

                                    By:   NPI Equity Investments, Inc.
                                          a Florida limited partnership,
                                          Its General Partner

                                          By: /s/Harry Alcock
                                          Name: Harry Alcock
                                          Title: Executive Vice President


                                   Quail Run:
                                    QUAIL RUN IV LIMITED PARTNERSHIP,
                                    a South Carolina limited partnership

                                    By:   Shelter IV GP Limited Partnership,
                                          a South Carolina limited
                                             partnership,
                                          Its General Partner

                                          By:   Shelter Realty IV Corporation,
                                                a South Carolina corporation
                                                Its General Partner


                                          By: /s/Harry Alcock
                                          Name: Harry Alcock
                                          Title: Executive Vice President


                                    Ventura Landing:
                                    CONSOLIDATED CAPITAL PROPERTIES III,
                                    a California limited partnership

                                    By:   ConCap Equities, Inc.
                                          a Delaware corporation,
                                          Its General Partner

                                          By: /s/Harry Alcock
                                          Name: Harry Alcock
                                          Title: Executive Vice President

                                     Woodlands Village:
                                    SHELTER PROPERTIES V LIMITED PARTNERSHIP, a South Carolina limited partnership

                        By: SHELTER REALTY V CORPORATION,
                          a South Carolina corporation,
                          Its Corporate General Partner


                                          By: /s/Harry Alcock
                                          Name: Harry Alcock
                                          Title: Executive Vice President

The following "Sellers" executing for the sole purpose of removing their respective Properties, and, as applicable, themselves from the Contract.

                                    Eagles Nest:
                                    AMBASSADOR VIII, L.P.,
                                    a Delaware limited partnership

                                    By:   Ambassador VIII, Inc.,
                                          a Delaware corporation
                                          Its General Partner


                                          By: /s/Harry Alcock
                                          Name: Harry Alcock
                                          Title: Executive Vice President

                                    (Deerfield-Parcel C)
                                    AIMCO DEERFIELD II, L.P.,
                                    a Delaware limited partnership

                                    By:   AIMCO HOLDINGS, L.P.,
                                          a Delaware limited partnership,
                                          Its General Partner

                                          By:   AIMCO HOLDINGS QRS, INC.
                                                a Delaware corporation
                                                Its General Partner

                                          By: /s/Harry Alcock
                                          Name: Harry Alcock
                                          Title: Executive Vice President

                                   Essex Park:
                                    SHELTER PROPERTIES III LIMITED
                                    PARTNERSHIP,
                                    a South Carolina limited partnership

                       By: SHELTER REALTY III CORPORATION,
                          a South Carolina corporation,
                          Its Corporate General Partner


                                          By: /s/Harry Alcock
                                          Name: Harry Alcock
                                          Title: Executive Vice President


                                    Sawgrass:
                                    P.A.C. LAND II LIMITED PARTNERSHIP, an Ohio limited partnership

                                    By:   AIMCO Holdings, L.P.,
                                          a Delaware limited partnership,
                                          its General Partner

                                          By:   AIMCO Holdings QRS, Inc.,
                                                a Delaware corporation,
                                                its General Partner

                                          By: /s/Harry Alcock
                                          Name: Harry Alcock
                                          Title: Executive Vice President

                                   West Winds:
                                    TREESLOPE APARTMENTS, a Limited
                                    Partnership,
                                    a South Carolina limited partnership

                                    By:   THE NATIONAL HOUSING PARTNERSHIP,
                                          a District of Columbia partnership,
                                          Its General Partner

                                          By:   NATIONAL CORPORATION FOR
                                                HOUSING PARTNERSHIPS
                                                a District of Columbia
                                                 corporation
                                                Its General Partner

                                          By: /s/Harry Alcock
                                          Name: Harry Alcock
                                          Title: Executive Vice President

                                   Purchaser:

                                    THE BETHANY GROUP, LLC,
                                    a California limited liability company

                                    By:   /s/Greg Garmon
                                    Name: Greg Garmon
                                    Title:Managing Member